Subsequent event	12 Months Ended
Dec. 31, 2019
Subsequent event
Subsequent event

29.         Subsequent event

A new outbreak of coronavirus disease ("COVID-19") was reported on December 31, 2019 in Wuhan, China. On March 11, 2020, the World Health Organization (“WHO”) declared COVID-19 a pandemic. To counter the spread of the disease, in March 2020 several countries, including the United States of America, members of the European Union and countries in Latin America, announced flight restrictions and the closure of their borders for international travelers, as well as in some cases, containment measures for its population. The Mexican government has implemented various measures to control the spread of COVID-19, including extraordinary actions, such as school closures and the suspension of non-essential activities, in the regions most affected.  On March 31, 2020, Mexico’s Ministry of Health issued a decree suspending all non-essential activities through April 30, and on April 21, such suspension was extended through May 30, 2020.  For purposes of these measures, airports are considered essential and the Company’s airports remain operational.

Since the second half of March, airlines operating in the Company’s airports have adjusted significantly their capacity offered and passenger traffic has declined accordingly.  The Company’s total passenger traffic decreased 4.9% in the first quarter of 2020 compared to the first quarter of 2019, and 92.1% between April 1, 2020 and April 22, 2020 as compared to the same period in 2019.  In addition, during the first quarter of 2020, the occupancy rates at the Company’s Terminal 2 NH Collection Hotel and Hilton Garden Inn Hotel in the Monterrey airport were 11.6 and 15.4 percentage points lower, respectively, than in the comparable period of 2019.  On April 6, 2020, the Company temporarily suspended services at the Hilton Garden Inn Hotel through April 30, 2020 due to low occupancy.

Some of the Company’s airline and other clients and tenants have asked for assistance, either through discounts on payments owed to the Company or by an extension on those payments.  As of the date of this report, the Company is in commercial discussions with those clients and tenants regarding their contracts.  The Company expects the COVID-19 pandemic to cause an increase in its reserve for doubtful accounts in 2020.

Currently, the Company cannot estimate the duration or the impact that this pandemic will have in the coming months on the volume of passenger traffic, the number of flight operations, or the financial situation of the Company, and on the main airlines and commercial tenants that operate at our airports. The Company expects passenger traffic to increase as travel restrictions are lifted and stay-at-home ordinances are repealed, but, as the date of these Financial Statements, the Company cannot quantify the material adverse effect COVID-19 will have on its results of operations or financial performance for fiscal year 2020.

The Company notes the following regarding the impact of the COVID-19 pandemic:

a)	The Company does not expect the COVID-19 pandemic to affect its committed investments in 2020 under the current master development programs.
b)	The Company has no significant debt maturities until June 2021 and it does not expect any difficulties in complying with its debt service or its covenants.
c)

As of the date of issuance of the consolidated financial statements, the Company’s cash position is similar to that recorded as of December 31, 2019 and maintains low leverage allowing the Company to meet its financial obligations.